                                                                      Exhibit 32

                           Section 1350 Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                    (subsections (a) and (b) of Section 1350,
                  Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350,  Chapter 63 of Title 18,  United States Code),  each of the
undersigned   officers  of  WHX   Corporation,   a  Delaware   corporation  (the
"Corporation"), does hereby certify that:

The  Quarterly  Report on Form 10-Q for the three and six months  ended June 30,
2005 (the "Form 10-Q") of the Corporation  fully complies with the  requirements of Section  13(a) or 15(d) of the  Securities  Exchange Act of 1934, as amended, and  information  contained  in the Form 10-Q fairly  presents,  in all material respects, the financial condition and results of operations of the Corporation.

                                                     /s/ Glen M. Kassan
                                                     ---------------------------
                                                     Glen M. Kassan
                                                     Chief Executive Officer

March 8, 2007

                                                     /s/ Robert K. Hynes
                                                     ---------------------------
                                                     Robert K. Hynes
                                                     Chief Financial Officer

March 8, 2007